UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2021

ARMATA PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Washington	001-37544	91-1549568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4503 Glencoe Avenue Marina del Rey, California	90292
(Address of principal executive offices)	(Zip Code)

(310) 655-2928

(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	ARMP	NYSE American

Item 5.07	Submission of Matters to a Vote of Security Holders.

Armata Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 7, 2021, at 8:30 a.m. local time at the Company’s headquarters in Marina del Rey, California. At the Annual Meeting, stockholders voted on the matters disclosed in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 21, 2021. The final voting results for the matters submitted to a vote of stockholders are provided below

Proposal 1 – Election of directors:

All of the Company’s director nominees were elected for a one-year term expiring at the 2022 Annual Meeting of Shareholders.

	Votes For	Votes Withheld	Broker Non-Votes
Jules Haimovitz	17,055,935	16,714	3,499,087
Odysseas D. Kostas, M.D.	16,943,155	129,494	3,499,087
Robin C. Kramer	17,058,461	14,188	3,499,087
Joseph M. Patti, Ph.D.	16,936,702	135,947	3,499,087
Todd R. Patrick	17,057,967	14,682	3,499,087
Todd C. Peterson, Ph.D.	17,057,984	14,665	3,499,087
Sarah J. Schlesinger, M.D.	17,056,571	16,078	3,499,087

Two of the nominees to the Company's board of directors, Mr. Haimovitz and Dr. Kostas, were nominated by Innoviva, Inc. and Innoviva Strategic Opportunities, LLC (collectively, “Innoviva”), pursuant to the terms of the Amended and Restated Investor Rights Agreement, dated as of January 26, 2021 (the “Investor Rights Agreement”), by and among the Company and Innoviva, Inc.

In addition, pursuant to the Voting Agreement, dated as of January 26, 2021 (the “Voting Agreement”), by and among the Company and Innoviva, Innoviva agreed not to vote or take any action by written consent with respect to shares of common stock held by Innoviva or any of its subsidiaries which represent, in the aggregate, more than 49.5% of the total number of shares of common stock issued and outstanding as of any given record date for voting (such shares, the “Excess Shares”) on the matters related to the election of directors or removal of directors from our board of directors presented at any meeting of the our stockholders (or any adjournment or postponement thereof) or for their action by written consent. Accordingly, the Excess Shares were not voted by Innoviva with respect to the election of directors at the 2021 Annual Meeting.

Proposal 2 – Advisory, non-binding vote on executive compensation:

The Company’s stockholders approved, on an advisory, non-binding basis, the Company’s executive officer compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,429,601	143,416	18,760	979,959

Proposal 3 — Ratification of selection of Ernst & Young LLP as the independent registered public accounting firm:

The Company's stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,524,965	12,908	33,863	0

Item 8.01	Other Events.

On June 7, 2021, our board of directors elected Mr. Haimovitz as the Company’s new Chairman of the Board, replacing Richard J. Bastiani, who served as the Chairman of the Board until the Annual Meeting at which he did not stand for re-election as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2021	Armata Pharmaceuticals, Inc.

	By:	/s/ Steve R. Martin
	Name:	Steve R. Martin
	Title:	Chief Financial Officer